LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 1, 2016

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

OF EACH FUND LISTED IN SCHEDULE A

Effective June 30, 2016, the following text replaces any information to the contrary in the section of the Prospectus titled “Comparing the fund’s classes” for each of the funds listed in Schedule A:

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class B

• Closed to all new purchases

• No initial sales charge

• Contingent deferred sales charge declines over time

• Converts to Class A after approximately 8 years

• Generally higher annual expenses than Class A

		None	Up to 5.00% charged if you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% of average daily net assets	Class B shares of funds sold by the distributor and Class A or Class A2 shares of Western Asset Government Reserves

[1]	Ask your Service Agent about the funds available for exchange.

Effective June 30, 2016, the following text is added at the end of the first paragraph in the section of the Prospectus titled “Exchanging shares – Generally” for each of the funds listed in Schedule A:

Class B shareholders may also be able to exchange their shares for Class A or Class A2 shares of Western Asset Government Reserves. Subsequent exchanges out of Class A or Class A2 shares of Western Asset Government Reserves will be restricted to Class A or Class A2 shares of other funds.

Effective June 30, 2016, the following replaces the section of the Statement of Additional Information titled “Exchange Privilege – Class B Exchanges” for each of the funds listed in Schedule A:

Class B Exchanges. Funds that offered Class B shares prior to July 1, 2011 continue to make them available for incoming exchanges. Class B shares of the fund may be exchanged for Class B shares of other funds or Class A or Class A2 shares of Western Asset Government Reserves without a contingent deferred sales charge at the time of exchange. Subsequent exchanges out of Class A or Class A2 shares of Western Asset Government Reserves will be restricted to Class A or Class A2 shares of other funds.

SCHEDULE A

LEGG MASON PARTNERS EQUITY TRUST	Date of Prospectus and SAI
ClearBridge Aggressive Growth Fund	December 29, 2015
ClearBridge All Cap Value Fund	February 1, 2016
ClearBridge Appreciation Fund	March 1, 2016
ClearBridge Dividend Strategy Fund	May 1, 2016

Please retain this supplement for future reference.

CBAX268113